UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 13, 2026
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Grant of Annual Equity Award to Founder and Chief Executive Officer

On January 13, 2026, at the recommendation of its Compensation Committee (the “Committee”), the Board of Directors of Affirm Holdings, Inc. (the “Company”) approved the grant of an equity award under the Company’s Amended and Restated 2012 Stock Plan (the “Plan”) consisting of performance stock units (“PSUs”) that vest into shares of the Company’s Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), to Max Levchin, its Founder and Chief Executive Officer. The grant consisted of 333,667 PSUs (the “PSU Grant”).

The PSU Grant is subject to time-based, service-based, and Company financial performance-based conditions. These conditions align with those applicable to the grants of PSUs awarded to the Company’s other executive officers in September 2025.

The shares of Class A Common Stock subject to the PSUs may be earned, if at all, based on Company financial performance during a three-year performance period (the “Performance Period”) that commenced on July 1, 2025. The Committee selected annual growth rates of revenue less transaction costs (weighted at 50%) and adjusted operating income (weighted at 50%) as the Company financial performance measures for the PSUs. Performance targets for each of the three Company fiscal years occurring during the Performance Period were approved by the Committee in September 2025, with each annual performance target expressed in terms of growth over the level of actual performance achieved during the preceding fiscal year. Actual Company performance against the applicable targets will be measured at the end of each of the three fiscal years during the Performance Period and averaged at the end of the Performance Period such that no shares of Class A Common Stock may be earned until the end of the Performance Period. If the average performance over the Performance Period represents at least a threshold level of performance, the number of shares of Class A Common Stock earned will range from 50% (threshold performance) to 200% (maximum performance) of the number of PSUs granted, with target performance set at 100%.

Once earned based on the satisfaction of the applicable performance conditions, as determined and certified by the Committee, the earned PSUs will vest in full, if at all, at the end of the Performance Period subject to Mr. Levchin’s continued service with the Company through the end of that period.

The PSU Grant is subject to the terms and conditions of the Plan and a form of PSU grant agreement, a copy of which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025.

The PSU Grant follows the expiration of Mr. Levchin’s value creation award, which was granted on January 12, 2021 in advance of the Company’s IPO with a five-year performance period that expired on January 11, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O'Hare
Name: Rob O'Hare
Title: Chief Financial Officer

Date: January 16, 2026
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